UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2021

WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 COMMERCE DRIVE, LOVELAND, ohio	45140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 360-4704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol	on which registered
Common Stock, par value $0.001 per share	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2021, Workhorse Group Inc. (the “Company”) appointed Greg Ackerson, the Company’s Corporate Controller, as interim Chief Financial Officer, succeeding Steve Schrader who departed the Company. Mr. Ackerson’s appointment was a part of a number of new leadership appointments described in the Company’s press release, dated September 30, 2021, which is filed as Exhibit 99.1 to and is incorporated by reference in this Current Report on Form 8-K. Mr. Schrader’s departure is not based on any disagreement with the Company's accounting principles or practices or financial statement disclosures.

Mr. Ackerson, age 44, has been the Company’s Corporate Controller since April 2018. Prior to joining the Company, Mr. Ackerson was an Assurance Senior Manager with BDO USA LLP from December 2015 through March 2018. He has also served in finance and audit roles at publicly traded companies, including as Senior Manager Technical Accounting for NewPage Corporation from 2011 through 2015 and as Finance Manager at the J.M. Smucker Company from 2008 to 2009. Mr. Ackerson has also served as an Inspection Specialist for the PCAOB and various progressive audit roles with PricewaterhouseCoopers. Mr. Ackerson received his Master of Science in accounting and Bachelor of Business Administration from the University of Cincinnati.

On September 29, 2021, the Company informed Steve Schrader, the Company’s then Chief Financial Officer, and Rob Willison, the Company’s then Chief Operating Officer, that the Company would not be renewing their respective employment agreements. Mr. Schrader and Mr. Willison left the Company effective September 29 and September 30, respectively. On September 30, 2021, the Company informed Stephen Fleming that the Company would not be renewing his employment agreement, which expires November 5, 2021.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release issued September 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: October 5, 2021	By:	/s/ James D. Harrington
James D. Harrington
Chief Administrative Officer, General Counsel and Secretary

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